Barclays 40th Annual  Energy-Power Conference  September 9, 2026 Copyright 2026 Baker Hughes Company. All rights reserved. The information contained in this document is proprietary property of Baker Hughes and its affiliates. It is used only for the benefit of Baker Hughes and may not be distributed, transmitted, reproduced, altered, or used for any purpose without the express written consent of Baker Hughes. Lorenzo Simonelli Chairman & CEO Exhibit 99.1

This presentation (and oral statements made regarding the subjects of this presentation) may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (each a “forward-looking statement”). The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “project,” “foresee,” “forecasts,” “predict,” “outlook,” “guidance,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. There are many risks and uncertainties that could cause actual results to differ materially from our forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. These forward-looking statements are affected by the risk factors described in the Company’s annual report on Form 10-K of Baker Hughes Company (the “Company”) and those set forth from time to time in other filings with the Securities and Exchange Commission (“SEC”). The documents are available through the Company’s website at: https://www.investors.bakerhughes.com or through the SEC’s Electronic Data Gathering, Analysis, and Retrieval system at: www.sec.gov. Any forward-looking statements speak only as of the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, except as required by law. The Company presents its financial results in accordance with GAAP; however, management believes that using additional non-GAAP measures will enhance the evaluation of the profitability of the Company and its ongoing operations. See the Appendix of this presentation for a reconciliation of GAAP to non-GAAP financial measures. Certain images in this presentation were generated using artificial intelligence and are included for illustrative purposes only.  Copyright 2026 Baker Hughes Company. All rights reserved.

Positioned at the center of energy convergence Enabling the energy system of today while helping build the energy system of tomorrow 2025-2030 CAGR Woodmac Energy Demand Outlook Base Case Scenario (2026). Total addressable markets include all three segments. Hydro +1% Renewables +13% Nuclear +3% Bioenergy +1% Coal 0% Natural Gas +2% Oil 0% Energy demand is growing, becoming more complex and increasingly connected to industrial markets. Investment is broadening across traditional energy, infrastructure, power, and industrial markets. Baker Hughes is uniquely positioned across the full energy-industrial value chain. Broad portfolio provides us multiple ways to win across a $400B+ total addressable market2. Chart expands our footprint across high-growth industrial and infrastructure markets. Global Primary Energy Demand (EJ)1 Secular Trends through 2030 Baker Hughes Offering ENERGY SECURITY INCREASING POWER DEMAND INDUSTRIAL GROWTH DECARBONIZATION Copyright 2026 Baker Hughes Company. All rights reserved.

4

Connecting energy, infrastructure and industrial growth

A differentiated portfolio spanning the full energy value chain

REPORTING SEGMENTS


Oilfield Services & Equipment (OFSE)


Industrial & Energy Technology (IET)


Chart

ENTERPRISE SOLUTIONS

CORE CAPABILITIES

- Drilling & Completion Systems
- Production Systems
- Intervention Systems
- Subsea Production Systems
- Subsea & Surface Flow Systems
- Digital & Lifecycle Systems

- Power Generation
- Grid Stability
- Energy Management
- Energy Compression
- Flow Control
- Digital & Lifecycle Systems

- Thermal Management
- Industrial Compression
- Cryogenic Storage
- Process Systems
- Fueling & Dispensing
- Digital & Lifecycle Systems

END MARKETS


ENERGY UPSTREAM
Extraction of molecule
~40%[1]


ENERGY INFRASTRUCTURE
Transporting molecule & transforming the molecule into energy
~50%[1]


INDUSTRIAL
Consumption of energy
~10%[1]

The industry's most integrated molecule-to-electron platform

1. Approximate end market splits, including as reported for Chart Industries, for fiscal year 2025 revenue.

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Rewriting The Energy Equation™

5

Strength across the portfolio creates a powerful foundation

Durable growth, expanding margins and strong visibility support long-term value creation

OFSE RESILIENCE

A stronger, less cyclical franchise

>600 bps

OFSE EBITDA margin[1] improvement since 2017

Structural execution progress

Resilient

OFSE margins despite lower 2025 revenue

Production and OPEX-led exposure

Increasing weighting toward production and brownfield activity supports greater earnings durability

IET MOMENTUM

Record margins, visibility and services growth

18.5%

Record 2025 IET EBITDA margin[1]

+170 bps year over year

$37.1B

Record IET RPO[2]

Supporting long-term installed base growth and future services revenues

$45B+ Horizon 2[3] order target supported by strong demand across energy infrastructure and industrial markets

BAKER HUGHES ex-CHART

Clear path to 20% margins

>600 bps

BKR[4] Adj. EBITDA margin[5] increase since 2017

Sustained margin improvement

20%

BKR Adj. EBITDA Horizon 2[3,5] margin target

2028 Baker Hughes ex-Chart target

Proven track record of margin expansion through disciplined execution, productivity and portfolio discipline

A stronger core business supports the next chapter of value creation

1. EBITDA margin is defined as EBITDA divided by revenue.
2. Remaining Performance Obligation (RPO) on June 30, 2026.
3. Horizon 2 represents 2026-2028.
4. Baker Hughes Company (BKR).
5. Adjusted EBITDA margin is a non-GAAP measure – see appendix for GAAP to non-GAAP reconciliations. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Management cannot reliably predict or estimate, without unreasonable effort, the impact and timing on future operating results arising from items excluded from Adj. EBITDA. We therefore do not present an Estimate or reconciliation to the nearest GAAP financial measure.

Copyright 2026 Baker Hughes Company. All rights reserved.

Baker Hughes
Rewriting The Energy Equation™

Enhancing portfolio quality through industrial diversification Chart expands scale, capabilities and growth opportunities 2025 Chart Revenue Mix1 Value Drivers Higher-Quality Earnings Mix: A more resilient business mix with greater aftermarket exposure Expanded Technology Portfolio: Complementary capabilities across energy and industrial value chains Enhanced Customer Solutions: Broader solutions offerings enhance differentiation and customer value Increased Value Creation Potential: Enhanced earnings power through growth, synergies and execution Greater Industrial Exposure: Shifts the portfolio mix towards durable industrial earnings and cash flow As reported for fiscal-year 2025 Chart Industries revenue. Chart’s Technology Portfolio Heat Exchangers (BAHX, ACHX) Cold Boxes Nitrogen Rejection Units Blowers & Fans Vaporizers Cryo Storage Tanks Carbon Capture Compressors Steam Turbines Copyright 2026 Baker Hughes Company. All rights reserved.

7

Key expected financial value drivers for Chart integration

Executing a structured integration focused on synergies, accountability, and performance

VALUE DRIVER	KEY INITIATIVES
1 **Operational Enhancements** *Business System deployment*	✓ Standardize performance management ✓ Value-stream transformation ✓ Strategy deployment and transformation ✓ Drive daily accountability ✓ Product line optimization
2 **Cost Synergies** *Industrial scale leverage*	✓ Leverage combined purchasing scale ✓ Streamline corporate function ✓ Optimize manufacturing footprint ✓ Improve asset utilization and throughput
3 **Commercial Synergies** *Customer value expansion*	✓ Cross-selling across customer bases ✓ Deliver integrated customer solutions ✓ Expand share of wallet per project ✓ Increase penetration in high-growth markets ✓ Accelerate aftermarket revenue growth ✓ Scale digital solution adoption

FINANCIAL OUTCOME

CHART EBITDA MARGIN TARGET



~17%
Operational Enhancements
Cost Synergies
Commercial Synergies/Volume
22% – 23%
Chart 2H'26[1]
Chart 2H'28

Enhancing margins and FCF through integration, synergies and operational excellence

1. Based on the midpoint of 2H'26 Chart segment guidance, incorporating Chart results from July 16, 2026, through year-end following the acquisition close.

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Rewriting The Energy Equation™

8

1 Chart integration: Operational enhancements

Path to structural margin expansion through adoption of Baker Hughes Business System

Business System Operating Model and Implementation Timeline

PHASE 1: 2H'26 → **PHASE 2: 1H'27**

PERFORMANCE MEASUREMENT

Establish accountability

- Define KPI framework
- Build performance scorecards (Bowlers)
- Establish business system deployment team
- Establish business system governance team

CONTINUOUS IMPROVEMENT

Execute and sustain

- Implement processes to standardize performance
- Embed daily management routines
- Apply structured problem solving
- Accelerate & sustain results through sprint reviews and PDCA[1]

STRATEGY DEPLOYMENT

Link to strategy

- Execute processes to define long-term objectives
- Drive cross-functional execution
- Establish leading indicators
- Implement new competencies

Baker Hughes Track Record of Business System Success (2022-2025)

Continuous margin expansion
>300 bps BKR Adjusted EBITDA margin[2] expansion

Enhanced cash conversion
~20 pts FCF conversion[2,3] expansion

Manufacturing productivity gains
10% lead-time reduction & 25% cost-out on reciprocating compressors

Greater operational visibility
30 automated KPIs driving OFSE's commercial and operational execution

MAIN KPIs

Growth	Profitability	Cash / Working Capital	Customer	People/HSE
Orders	EBITDA	FCF	On Time Delivery	Attrition
Revenue	EBITDA Margin	Billing / Collections	Net Promoter Score	Injuries
Pipeline/win rate	Productivity	Past due / Inventory	Defects / Issue Closure	Emissions

1. Plan-Do-Check-Act methodology (PDCA).
2. Adjusted EBITDA margin and Free Cash Flow (FCF) are non-GAAP measures - see appendix for GAAP to non-GAAP reconciliations. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue.
3. FCF conversion is defined as FCF divided by Adjusted EBITDA.

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Rewriting The Energy Equation

9

2 Chart integration: Expected cost synergies

Clear path to delivering cost synergies through disciplined execution

Key Focus Areas

SG&A Optimization

- Eliminate duplicative corporate and functional support costs
- Simplify supporting functions and enterprise systems

Year 1 Execution: *Consolidate corporate functions, optimize third-party services and integrate enterprise systems*

Supply Chain Efficiencies

- Leverage combined purchasing scale
- Expand best-value sourcing across BKR supplier network
- Optimize inventory levels and working capital

Year 1 Execution: *Consolidate supplier spend, renegotiate key contracts, expand best-value sourcing and optimize inventory levels*

Facility Optimization

- Optimize global manufacturing and service footprint
- Increase asset utilization through capacity balancing

Year 1 Execution: *Define footprint consolidation and production realignment roadmaps*

Cost Synergies[1]

✓ **$35M** synergies executed since closing


SG&A Optimization
Supply Chain Efficiencies
Facility Optimization
$40
$95
$125
$230
$250
$325
Realized
Annualized Run-Rate
Realized
Annualized Run-Rate
Realized
Annualized Run-Rate
Year 1
Year 2
Year 3

Driving margin expansion, earnings growth, and long-term value creation

1. A portion of cost synergies will be recorded outside of the Chart segment. References to 'Year' represent each of the three 12-month periods from the acquisition date of 16 July 2026. Annualized run-rate synergies achieved by year-end. Realized synergies represent in-year EBITDA benefit.

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Rewriting The Energy Equation

10

3 Chart integration: Expected commercial synergies

Chart expands our capabilities across attractive energy and industrial growth markets

COMPLEMENTARY CAPABILITIES

VALUE CHAIN EXPANSION

Baker Hughes | Chart

Combined Capabilities

Integrated Customer Solutions

Creating differentiated value chain solutions through complementary capabilities

COMPLEMENTARY GEOGRAPHIC FOOTPRINT

GEOGRAPHIC SYNERGIES

2025 revenue by region


50%
13%
12%
25%
Baker Hughes
Other
APAC
Latin America
Middle East
Footprint-enabled pull through
68%
24%
3%
5%
Chart[1]

COMPLEMENTARY INSTALLED BASE

ACCELERATED AFTERMARKET REVENUE


MSD[2]
MSD+
MSD++
Baker Hughes
Baker Hughes + Chart
Potential for Accelerated Aftermarket Growth

INTEGRATED SOLUTIONS

- Fills critical gaps
- Connects capabilities
- Expands TAM

KEY REVENUE EXPANSION REGIONS

Chart Expansion
1. Middle East
3. Latin America

BKR Expansion
2. Asia

MONETIZATION LEVERS

- Expanded installed base
- Higher attach rates
- Digital penetration

1. As reported for fiscal-year 2025 Chart Industries revenue.
2. "MSD" represents Mid Single Digits.

Copyright 2026 Baker Hughes Company. All rights reserved.

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Rewriting The Energy Equation™

11

3 Expanding capabilities in high growth markets

Significantly increasing Baker Hughes' addressable market with complementary capabilities

★ Strong customer base



KEY GROWTH MARKETS	GAS INFRASTRUCTURE	GEOTHERMAL	DATA CENTERS	CCUS	SPACE	MINING	INDUSTRIAL GASES
Baker Hughes Capabilities	• Compression & Gas Processing • Power Gen • Flow Control • Digital Solutions ★	• Power Gen • Energy Mgmt • Digital Solutions ★	• Drilling Systems • Power Gen • Energy Mgmt • Flow Control • Digital Solutions ★	• Drilling Systems • Compression • Power Gen • Carbon Capture • Flow Control • Digital Solutions ★	• Compression & Gas Processing • Power Gen • Flow Control • Digital Solutions	• Drilling Systems • Flow Control • Power Gen • Digital Solutions	• Compression & Gas Processing • Power Gen • Flow Control • Digital Solutions
CHART Capabilities	• Cryogenic Processing • Liquefaction • Gas Storage & Distribution	• Thermal Mgmt • Fuel Mgmt • Water Mgmt	• Thermal Mgmt • Air & Fluid Handling • Industrial Compression	• Carbon Capture • Thermal Mgmt • Storage & Distribution	• Cryogenic Processing • Storage & Distribution ★	• Industrial Compression • Thermal Mgmt • Air & Gas Handling • Digital ★	• Cryogenic Processing • Industrial Compression • Air & Gas Handling • Storage & Distribution ★
Combined SAM 5-year Projected Growth[1] 2025 to 2030 CAGR %	LSD	HSD	LDD	20%+	20%+	MSD	LSD

KEY GROWTH MARKETS:

2030 Expected SAM: BKR ex-Chart

$36B

+58%

2030 Expected SAM: BKR ex-Chart + Chart

$57B

Leveraging complementary capabilities to expand across broader customer value chains

1. SAM: Service Available Market; Growth abbreviations: LSD = Low Single Digit; MSD = Mid Single Digit; HSD = High Single Digit; LDD = Low Double Digit.

Copyright 2026 Baker Hughes Company. All rights reserved.

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Rewriting The Energy Equation

12

3 Geothermal: Powering the future of integrated capabilities

End-to-end solutions for conventional and enhanced geothermal developments

GEOSCIENCE – Understand the resource with confidence

EXPLORATION & APPRAISAL – Validate resource and deliver integrated design

FIELD DEVELOPMENT – Deliver optimized wells and heat and power solutions

PRODUCTION – Enable production of sustainable, baseload energy

LONG-TERM SERVICES – Maintain long-term production at specification

MONITOR & OPTIMIZE – Integrated digital solutions



End use
District or industrial heating
Heat Pump
Heat exchanger
Motors
Compressors (small)
Compressors (large)
ORC Power Island
Air cooler condensers
Heat exchanger
Generator & pump
Turboexpander (small)
Turboexpander (large)
End use
Power generation
Energy Storage CAES, LAES*
GEOTHERMAL SEPARATOR
Steam turbine (small)
Steam turbine (large)
Generator
Steam condenser (small)
Cooling Towers
Fans
Geothermal reinjection pumps
Resource Assessment
Modeling & simulation to feasibility and planning
Exploration Well Construction
Logging, testing, sampling, and seismic monitoring
Production Well
High-temp ESP, rotary steerable system, drill bits, chemicals
Injection Well

ENHANCED VALUE WITH CHART

- Expanded portfolio and power coverage
- Complete heat transfer and cooling
- Stronger U.S. positioning
- Engineering advantage

One partner. One integrated solution. More geothermal resources converted into reliable energy.

* Technology under development.
Note: Subsurface capabilities include well construction, integrated well construction, production and intervention services, as well as integrated field development solutions.

Copyright 2026 Baker Hughes Company. All rights reserved.

IET · OFSE · CHART

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Rewriting The Energy Equation™

13

3 Data Centers: Connecting power, cooling and sustainability

Complementary capabilities expand our role across the data center value chain

ASSESS & PLAN — De-risk resource evaluation
> **DESIGN** — Integrated campus architecture
> **EXECUTE** — Deploy power, cooling and water infrastructure
> **GENERATE** — Deliver reliable always-on power
> **ASSURE** — Maximize efficiency, uptime and sustainability
> **OPTIMIZE** — Digital control and lifecycle optimization



ON-SITE POWER GENERATION
Nuclear SMR - Steam and CO2 cycle power generation
Energy Storage BESS
Combined Cycle Gas Turbines (CCGT)
Gas Turbine, Gearbox, Electric Generator
Energy Management System
Power Management System
Synchronous Condenser
Power Conversion Island
LNG / Hydrogen Storage and Back-up Fuel Management
Heat Pumps
Carbon Capture and CO_2 Storage and Management
Pumps and Piping
Energy Storage CAES, LAES*
Cooling Fans
Dry Coolers
On-site Water Storage
Water Treatment & Recycling
Temporary / Mobile Power

ENHANCED VALUE WITH CHART

- Innovative and integrated solutions
- Power reliability and microgrid control
- Water and cooling stewardship
- Low carbon future

Enabling more resilient and efficient data center operations

* Technology under development.

IET | CHART | PARTNER OFFERING

Copyright 2026 Baker Hughes Company. All rights reserved.

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Rewriting The Energy Equation™

14

Updated Baker Hughes FY'26 Guidance

Guidance Assumptions

KEY ASSUMPTIONS

- OFSE and IET **remain on track** to deliver 3Q'26 and FY'26 guidance, with both **segments outlook unchanged**
- FY'26 FCF **conversion of 40% to 45%** reflects acquisition-related interest, transaction, and integration costs
- Chart contribution **excludes results prior to July 16, 2026 closing**

CHART

- FY'26 results **weighted to fourth quarter**
- After alignment to Baker Hughes accounting policies, expect **RPO of ~$3.6B** at the end of 3Q'26
- **2H'26 outlook** reflects **LNG** project timing, order conversion dynamics, soft **hydrogen** demand and margin impact from **first-of-a-kind projects**
- Expect **book-to-bill above 1x in 2H'26**, with momentum into 2027
- Integration progressing with **focus on synergy capture and Business System implementation**

FY'26 Guidance

BKR[1]	Low Range	Midpoint	High Range
REVENUE ($M)	28,500	29,400	30,300
ADJUSTED EBITDA[2] ($M)	4,875	5,175	5,475
OFSE			
REVENUE ($M)	13,500	13,850	14,200
EBITDA ($M)	2,300	2,425	2,550
IET			
ORDERS ($M)	17,500	18,500	19,500
REVENUE ($M)	13,150	13,500	13,850
EBITDA ($M)	2,600	2,725	2,850
Chart[1]			
REVENUE ($M)	1,850	2,050	2,250
EBITDA ($M)	300	350	400

OTHER[1]	
CORPORATE COSTS ($M)	Approx. 325
D&A[3] ($M)	Approx. 1,400
FCF Conversion[2,4] (%)	40%-45%
Adjusted Effective Tax Rate[2] (%)	22% - 26%

1. Financial guidance includes estimates for Chart beginning from the acquisition closing date of 07/16/2026.
2. Adjusted EBITDA, Free Cash Flow (FCF) and Adjusted Effective Tax Rate are non-GAAP measures. Management cannot reliably predict or estimate, without unreasonable effort, the impact and timing on future operating results arising from items excluded from Adjusted EBITDA. We therefore do not present a guidance range or reconciliation to the nearest GAAP financial measure.
3. FY'26 D&A guidance excludes amortization associated with intangibles acquired & recognized as a part of the Chart Industries transaction.
4. FCF Conversion is defined as FCF divided by Adjusted EBITDA.

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Rewriting The Energy Equation™

15

Evolving into a differentiated energy & industrial leader

Enhancing portfolio quality and expanding Enterprise Solutions opportunities

Revenue mix shifting toward more industrial markets


2022[1]
2025[2]
Future State[3]
Infrastructure & Industrial
Upstream Energy

Horizon 2 & Beyond

- **Deliver** Horizon 2 commitments through disciplined execution and Business System excellence
- **Execute** integration milestones to accelerate synergy capture and value creation
- **Scale** enterprise solutions across value chains to enhance customer outcomes
- **Deleverage** through strong free cash flow generation and disciplined portfolio management

Optimizing portfolio drives deleveraging & earnings durability

2H'28 Leverage Target[4]
1.0-1.5x

Unlocking value through Enterprise Solutions

Enterprise Solutions Pipeline[5]
~$10B

1. Baker Hughes 2022 revenue as reported.
2. Reflects sum based on Baker Hughes and Chart Industries 2025 revenue as reported, including revenue from transactions occurring between Baker Hughes and Chart Industries.
3. Illustrative to reflect projected future direction not magnitude or revenue mix.
4. Includes the announced PSI, SPC JV, Waygate Technologies transaction and other potential divestitures.
5. Enterprise Solutions pipelines represents 2026-2030 and excludes Chart.

Copyright 2026 Baker Hughes Company. All rights reserved.

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Rewriting The Energy Equation

Appendix Copyright 2026 Baker Hughes Company. All rights reserved.

APPENDIX

17

GAAP to Non-GAAP reconciliations

Reconciliation of Net Cash Flow From Operating Activities to Free Cash Flow *($ in millions)*

	FY 2023	FY 2024	FY 2025
Net cash flow from operating activities (GAAP)	**$ 3,062**	**$ 3,332**	**$ 3,810**
Add: cash used in capital expenditures, net of proceeds from disposal of assets	(1,016)	(1,075)	(1,078)
Free cash flow (Non-GAAP)	**$ 2,045**	**$ 2,257**	**$ 2,732**

Reconciliation of Net Income (Loss) Attributable to Baker Hughes to Adjusted EBITDA and Segment EBITDA *($ in millions)*

	FY 2023(2)	FY 2024	FY 2025
Net income (loss) attributable to Baker Hughes (GAAP)	**$ 1,943**	**$ 2,979**	**$ 2,588**
Net income (loss) attributable to noncontrolling interests	27	29	36
Provision for income taxes	685	257	253
Interest expense, net	216	198	222
Depreciation & amortization	1,087	1,136	1,184
Restructuring	313	260	215
Inventory impairment	35	73	22
Gain (loss) on business dispositions	—	—	—
Change in fair value of equity securities	(555)	(367)	103
Other charges and credits (1)	11	26	95
Transaction related costs	—	—	107
Adjusted EBITDA (Non-GAAP)	**3,763**	**4,591**	**4,825**
Corporate costs	358	341	318
Other (income) / expense not allocated to segments	—	—	(43)
Total Segment EBITDA (Non-GAAP)	**$ 4,121**	**$ 4,931**	**$ 5,100**
OFSE	2,595	2,881	2,618
IET	1,527	2,050	2,482

1. Other charges and credits for fiscal year 2020 primarily relate to goodwill and intangible asset impairment charges. Other charges and credits for fiscal year 2022 primarily relate to Russia exit costs and impairment charges.
2. FY 2023 has been included as the baseline year to provide context for EBITDA growth and evolution over Horizon 1.

Note: certain columns and rows may not add up due to the use of rounded numbers.

Copyright 2026 Baker Hughes Company. All rights reserved.

Baker Hughes
Rewriting The Energy Equation™

APPENDIX

GAAP to Non-GAAP reconciliations

18

Reconciliation of GAAP Operating Loss to Adjusted Operating Income pre-Depreciation and Amortization[1] *($ in millions)*

Adjusted Operating Income excluding Depreciation and Amortization provides a reference point for Adjusted EBITDA which was not historically provided. This provides the baseline for the Adjusted EBITDA growth since the year of inception of Baker Hughes.

		FY2017
Operating Loss (GAAP)	**$**	**(409)**
Inventory Impairment and Related Charges		244
Impairment and Restructuring Charges		569
Merger and Related Costs		453
Total Operating Income Adjustments		1,265
Adjusted Operating Income (non-GAAP)	**$**	**856**
Depreciation and Amortization[2]		1,537
Operating Income excluding Depreciation & Amortization (non-GAAP)	**$**	**2,393**

Oilfield Services & Oilfield Equipment Operating Income and Depreciation and Amortization *($ in millions)*

Oilfield Services and Oilfield Equipment was subsequently combined into the Oilfield Services & Equipment ("OFSE") business segment and have therefore been combined here to provide a demonstration of what would have been OFSE segment EBITDA in 2017. This provides the baseline for the Adjusted EBITDA growth in OFSE since the year of inception of Baker Hughes.

Segment Operating Income (Loss)[1]		**FY2017**
Oilfield Services	$	292
Oilfield Equipment		26
Total	**$**	**318**

Depreciation and Amortization[2]		**FY2017**
Oilfield Services	$	1,047
Oilfield Equipment		187
Total	**$**	**1,234**

'OFSE' Operating Income excluding Depreciation and Amortization	**$**	**1,552**

1. On July 3, 2017, Baker Hughes Incorporated and the Oil & Gas business of General Electric Company undertook a business combination, financial information has been extracted from Earnings Releases where results were presented on a Consolidation & Combined basis as if the transaction had occurred at the beginning of 2017. In addition, effective January 1, 2018, the Company adopted ASC 606 using the full retrospective method. Accordingly, the above 2017 financial information was extracted from the "2018 Total Year Combined Business Basis Results" table in the Fourth Quarter and Full Year 2018 Earnings Release.
2. Depreciation and Amortization is sourced from Footnote 17 ("Segment depreciation and amortization") of the Fiscal Year 2018 Form 10-K and includes pre-business combination depreciation and amortization expense from Baker Hughes Holdings LLC's Q2 2017 Form 10-Q to present a full-year FY2017 baseline.

Note: certain columns and rows may not add up due to the use of rounded numbers.

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